BRIDGE LOAN AGREEMENT


     THIS BRIDGE LOAN AGREEMENT (this "Agreement") is dated as of August 26, 1997, by and between Health Fitness Corporation, a Minnesota corporation (the "Company"), and Brightbridge Fund I, L.P. a Minnesota limited partnership ("Investor").

                                    RECITALS:

     Whereas, the Company needs cash to fund its operations until such time as it can complete a proposed private offering of senior subordinated debentures (the "Offering") as contemplated by that certain Confidential Private Placement Memorandum dated July 7, 1997 (as amended or supplemented, the "Offering Memorandum"); and

     Whereas, Investor desires to lend funds to the Company on the terms and conditions set forth in this Agreement.

                                   AGREEMENT:

     Accordingly, in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Loan/Promissory Note. Investor agrees to lend to the Company Five Hundred Thousand Dollars ($500,000) and the Company agrees to deliver to the Investor a subordinated unsecured promissory note, in the form attached hereto as Exhibit A (the "Note"), in a like amount. The delivery of the Note shall be made concurrently with delivery of funds to the Company in the amount set forth above.

     2. Warrants.

          (a) In consideration of the loan, the Company shall issue to Investor, concurrently with delivery of the Note, stock purchase warrants, in the form attached hereto as Exhibit B (the "Original Warrant"), to purchase Twenty Thousand (20,000) shares of Company Common Stock at an exercise price of $3.00 per share. If the Note is not paid when due, the number of shares purchasable under the Original Warrant shall increase by 2,500, and further increase by an additional 2,500 shares for each 60-day period thereafter that the Note remains unpaid.

          (b) The parties intend that the terms of Original Warrant shall be at least as favorable to the Investor (on a proportional basis) as the warrants to be issued to purchasers of the Company's unsecured subordinated debt in the Offering. Therefore, notwithstanding subsection (a) above, if the Offering is completed (for purposes of which, the Offering shall be deemed completed upon one or more closings resulting in cumulative aggregate proceeds to the Company of at least $4,000,000), Investor shall have the option, exercisable in its sole discretion at anytime within 30 days after completion of the Offering, of receiving, in lieu of the

     Original Warrant, stock purchase warrants, in form identical to the warrants received by the purchaser(s) of unsecured subordinated debt in the Offering and at the same exercise price per share, entitling Investor to purchase a pro rata number of shares of Company Common Stock (equal to a fraction of the total number of warrants issued to such purchaser(s) of unsecured subordinated debt, the numerator of which equals $500,000 and the denominator of which equals the total amount of subordinated debt related to such warrants) (the "Replacement Warrant"). For purposes of clarification, if a purchaser in the Offering purchases both secured and unsecured debt, the warrants associated with such unsecured portion, without giving effect to any "blended" provisions, shall be the form of warrants which Investor may elect to receive pursuant to this Section.

          The Original Warrant and/or the Replacement Warrant are referred to herein as the "Warrant", and the shares of Company Common Stock issuable upon exercise of the Warrant are referred to hereinafter as the "Warrant Shares."

     3. Repayment. All outstanding principal and accrued interest on the Note shall be due and payable 90 days after the date hereof; provided, however, that notwithstanding the foregoing, the Note shall be payable in full within three business days after the closing of any private or public offering(s) of unsecured subordinated debt or equity securities of the Company resulting in cumulative aggregate proceeds to the Company of at least $4,000,000. The Note may be prepaid at any time without penalty.

     4. Subordination. The Note shall be subordinate to all senior debt of the Company as set forth in Section 5 of the Note.

     5. Restrictions on Transfer. The Note, the Warrant, and the Warrant Shares shall be subject to certain restrictions on transfer identified in the Note and the Warrant.

     6. Representations and Warranties of the Company. The Company represents and warrants as follows:

          (a) This Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by an authorized officer of the Company, and is a valid and binding agreement on the part of the Company.

          (b) All corporate action necessary to the authorization, issuance, and delivery of the Note, the Warrant, and the Warrant Shares has been taken on or prior to the date hereof.

          (c) As of the date hereof, this Agreement, the Note, the Warrant and the Offering Memorandum (together with all exhibits thereto and documents delivered therewith), taken as a whole, do not contain an untrue statement of a material fact or omit to state a material fact required in light of the circumstances under which such statements were made to be stated in such documents to make the statements in such documents, taken as a whole, not misleading.

     7. Investor represents and warrants to the Company as follows:

          (a) This Agreement has been duly authorized by all necessary corporate or partnership action on behalf of Investor, has been duly executed and delivered by an authorized officer of Investor, and is a valid and binding agreement on the part of Investor.

          (b) Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act, and was not formed for the purpose of making this investment. Investor is a bona fide resident of, and received the offer and made the decision to invest in the Note in, the State of Minnesota. The Note and the Warrant are being purchased by Investor in Investor's name solely for Investor's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

          (c) Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of the prospective investment in the Note and Warrants and has the net worth to undertake such risks. Investor is in a financial position to hold the Note, the Warrant and the Warrant Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Investor's investment therein. Investor believes that the investment in the Note and Warrants is suitable for the Investor based upon Investor's investment objectives and financial needs.

          (d) Investor realizes that (i) the purchase of the Note and the Warrant is a long-term investment, (ii) Investor must bear the economic risk of investment for an indefinite period of time because the Note, the Warrant, and the Warrant Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, none of such securities can be sold unless they are subsequently registered under said laws or exemptions from such registrations are available; (iii) Investor may not be able to liquidate Investor's investment in the event of an emergency or pledge any of such securities as collateral for loans; and
     (iv) the transferability of such securities is restricted and legends will be placed on the Note and the Warrant and on any certificates representing the Warrant Shares referring to the applicable restrictions on transferability.

          (e) Investor has been given access to full and complete information regarding the Company and has utilized such access to Investor's satisfaction for the purpose of obtaining information concerning the Company and to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information provided to Investor.

          (f) Investor is not subject to the backup  withholding  provisions  of
     Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended (Note: You are subject to backup withholding if (i) you fail to furnish your Social Security number or taxpayer identification number herein; (ii) the Internal Revenue Service notifies the Company that You furnished an incorrect Social Security number or taxpayer identification number; (iii) you are notified that you are subject to backup withholding; or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number).

          (g) Investor does not own voting securities of any brokerage firm. No director, officer, partner or 5% owner of Investor is also a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm.

     8. Registration Rights.

          (a) Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its securities by it, the Company will give written notice of its determination to Investor. Upon the written request of Investor given within 30 days after the date of mailing of any such notice from the Company, the Company will, except as herein provided, cause all the Warrant Shares issued and to be issued upon exercise of the Warrants requested by Investor to be registered, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by Investor of the Warrant Shares to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it. If any such registration shall be underwritten in whole or in part, the Company may require that the shares requested for inclusion by Investor pursuant to this paragraph (a) be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the shares originally covered by a request for registration made by Investor would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares owned by Investor and otherwise to be included in the underwritten public offering may be reduced; provided, however, that any such required reduction shall be pro rata among all persons (other than the Company) who are participating in such offering. Those shares which are thus excluded from such underwritten public offering shall be withheld from the market by Investor for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

          (b) With respect to each inclusion of securities in a registration statement pursuant to this Section 8, the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the
     Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the selling holders, underwriting discounts and commissions, and transfer taxes for selling holders and any other expenses relating to the sale of securities by the selling holders not expressly included above shall be borne by the selling holders.

          (c) The Company shall indemnify Investor, its officers and directors and each person, if any, who controls Investor within the meaning of
     Section 15 of the Securities Act against all losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus (and as amended or supplemented) relating to such registration, or caused by any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made, unless such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company expressly for use therein by Investor.

          (d) Investor shall indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of
     Section 15 of the Securities Act against all losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus (and as amended or supplemented) relating to such registration, or caused by any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made, provided that this paragraph (e) shall apply only to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company expressly for use therein by the Investor.

     9. Other.

          (a) This Agreement and the rights and obligations of the parties hereunder shall not be assignable, in whole or in part, by any party without the prior written consent of the other party, and neither this Agreement nor any provision hereof may be amended, modified, waived or discharged without the written consent of the party against whom enforcement of such amendment, modification, waiver, or discharge is sought.

          (b) This Agreement, including the exhibits attached hereto, constitutes the entire agreement of the parties relative to the subject matter hereof and supersedes any and all other agreements and understandings, whether written or oral, relative to the matters discussed herein.

          (c) This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota, except for its rules relating to conflicts of law.

          (d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (e) The Company agrees to reimburse Investor for up to $2,000 of fees or expenses incurred by Investor in connection with this Agreement.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date set forth above.

                                         HEALTH FITNESS CORPORATION

                                         By: /s/ Charles E. Bidwell
                                         Its:

                                         BRIGHTBRIDGE FUND I, L.P.
                                         By:  Brightstone Capital Limited LLC,
                                              General Partner

                                         By: /s/ Illegible
                                         Its: Partner
                                         Address: Brightbridge Fund I, L.P
                                               c/o Brightstone Capital Limited
                                               7200 Metro Blvd, Suite 200
                                               Edina Minnesota 55439
                                               Tax I.D. No.:  41-1839255